UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☒       Definitive Proxy Statement

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☐        Soliciting Material Pursuant to §240.14a-12

Point.360

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POINT.360
2777 N. Ontario Street
Burbank, California 91504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2009

To the Shareholders of Point.360:

The Annual Meeting of shareholders of Point.360 (the “Company”) will be held at 1801 Century Park East, 16th Floor, Los Angeles, CA  90067, on November 19, 2009 at 10:00 a.m., local time, to consider and vote upon the following matters:

1.	The election of directors.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Information concerning these matters, including the names of the nominees for the Company’s Board of Directors (the “Board”), is set forth in the Proxy Statement accompanying this Notice.  Only shareholders of record at the close of business on October 9, 2009 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

You are requested to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage-prepaid, pre-addressed envelope (or to use telephone or internet voting procedures if offered by your broker) whether or not you expect to attend the meeting to ensure that your shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted.

/s/ Haig S. Bagerdjian
Haig S. Bagerdjian
Chairman of the Board
of Directors, President
and Chief Executive Officer

October 9, 2009

PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF OFFERED BY YOUR BROKER) IN ORDER TO ENSURE THAT YOUR VOTES ARE COUNTED.

POINT.360
2777 N. Ontario Street
Burbank, California 91504

PROXY STATEMENT

GENERAL INFORMATION

Persons Making the Solicitation

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Point.360 (the “Company”) of proxies for use at the Annual Meeting of Shareholders to be held on November 19, 2009, and at any adjournment thereof.  This proxy statement is first being mailed to shareholders on or about October 9, 2009.  You are requested to sign, date and return the enclosed proxy card (or to use telephone or voting procedures if offered by your broker) in order to ensure that your shares are represented at the meeting.

All shares of the Company’s Common Stock (as defined below under “Record Date and Stock Entitled to Vote”) represented by a properly completed proxy received in time for the Annual Meeting will be voted by the proxy holders as provided therein.  Where a shareholder specifies a choice on the proxy with respect to any matter to be voted upon, the shares will be voted accordingly by the proxy holders.  If no direction is given in the proxy, it will be voted “FOR” the election of the directors nominated and in accordance with the best judgment of the proxy holders with respect to any other business that properly comes before the annual meeting.

In addition to solicitation by mail, regular employees of the Company and its Transfer Agent may solicit proxies in person or by telephone without additional compensation.  The Company will pay persons holding shares in their names or in the names of their nominees, but not owning such shares beneficially, for the expenses of forwarding soliciting materials to the beneficial owners.  The Company will bear all expenses incurred in soliciting its shareholders.  Such expenses are estimated not to exceed $10,000.

Revocability of Proxy

Any proxy given by a shareholder of the Company may be revoked at any time before it is voted at the Annual Meeting by a written notice of revocation to the Secretary of the Company, or by filing a duly executed proxy bearing a later date, or upon request if the shareholder is present at the meeting.  If your shares are held in “street name” and you have instructed your broker or intermediary to vote your shares, you must follow the instructions received from your broker or other intermediary to revoke your instructions.

Record Date and Stock Entitled to Vote

Only holders of record of Common Stock at the close of business on October 9, 2009, are entitled to notice of and to vote at the meeting or any adjournment thereof.  The outstanding voting securities of the Company on that date consisted of 10,491,166 shares of Common Stock.

Voting Rights

Holders of the Company’s Common Stock are entitled to one vote for each share held as of the above record date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected, which number is currently five.  The shareholder may cast these votes all for a single candidate or may distribute the votes among any or all of the candidates.  No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes.  In such an event, the proxy holder may allocate among the management nominees the votes represented by proxies in the proxy holder’s sole discretion.

Quorum; Shareholder Vote

A majority of the outstanding shares of the Company must be present in person or by proxy at the Annual Meeting to constitute a quorum for the transaction of business.   Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  For purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting on the item will be required for approval, provided that the shares voting affirmatively must also constitute a majority of the required quorum for the meeting.

Delivery of Multiple Sets of Proxy Materials if Two or More Shareholders Share an Address

To minimize our expenses, one Proxy Statement and one 2009 Form 10-K Report may be delivered to two or more shareholders who share an address unless we have received contrary instructions from one or more of the shareholders.  We will deliver promptly upon written or oral request a separate copy of these documents to a shareholder at a shared address to which a single copy of the documents was delivered.  Requests for additional copies of these documents, and requests that in the future separate documents be sent to shareholders who share an address, should be directed by writing to Point.360; 2777 North Ontario Street; Burbank, California 91504; Attention: Corporate Secretary, or by calling our Corporate Secretary at (818) 565-1400.

Request for a Single Set of Proxy Materials

If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholders Meeting to be Held on November 19, 2009

This Proxy Statement, the accompanying proxy and our 2009 Form 10-K Report are also available on our website at www.point360.com.

ELECTION OF DIRECTORS
(Item 1 on proxy card)

The following table sets forth information concerning the nominees of management for directors for the ensuing year.  Each nominee has agreed to serve as a director if elected.  The term of office for all nominees listed below will expire at the next annual meeting to be held in 2010 or when their successors are elected and qualified.  If any of the nominees listed below is unable to serve as a director, the proxy holders will vote for a substitute nominee or nominees recommended by the Board of Directors.

	Principal Occupation		Year First
	And Business Experience		Elected
Name	Including Service on Other Boards	Age	Director (D)

Robert A. Baker(A) (B) (C)	President and Chief Executive Officer	70	2000
	of RAB Associates

Haig S. Bagerdjian	Chairman of the Board, President and
	Chief Executive Officer of Point.360	53	2000

Greggory J. Hutchins (B) (C)	Partner, Holthouse Carlin & Van Trigt LLP	48	2000

Sam P. Bell(A) (B) (C)	Retired Managing Partner of Ernst & Young,	73	2002
	Pacific Southwest Region, and Investor

G. Samuel Oki (A) (B) (C)	President, Meta Information Services, Inc.	58	2004

(A)  Member of the Audit Committee
(B)  Member of the Compensation Committee
(C)  Member of the Nominating and Governance Committee
(D) Year elected as a director of Old Point.360, our predecessor company

Meetings and Committees

The standing committees of the Board of Directors are the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee.

Audit Committee

The Audit Committee of our Board of Directors is comprised of Messrs. Oki, Baker and Bell (Chairman). All members of our Audit Committee are independent directors as required by the listing standards of the Nasdaq Global Market and the SEC.  Messrs. Oki, Baker and Bell are each an “audit committee financial expert” as defined by regulations of the SEC.

Our Audit Committee assists our Board in its oversight of our financial reporting process. Our management has primary responsibility for the financial statements and the reporting process, including systems of internal controls. Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, our Audit Committee reviews and discusses with management and the independent auditors our audited financial statements. Our Audit Committee discusses with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and Auditing Standard No. 2 relating to communication with audit committees. In addition, our Audit Committee receives from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees. Our Audit Committee also discusses with the independent auditors their independence from Point.360 and our management and considers whether the independent auditor’s provision of non-audit services to our company is compatible with maintaining the auditors’ independence.

Our Audit Committee discusses with our independent auditors the overall scope and plans for their audits. Our Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. In addition, our Audit Committee meets with our Chief Executive Officer and Chief Financial Officer to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of our financial statements and the effectiveness of our system of disclosure controls and procedures.

In 2007, the Board adopted a written Audit Committee Charter.  It is available on the Company’s website at www.point360.com.

Nominating and Governance Committee

The Nominating and Governance Committee of our Board of Directors is comprised of Messrs. Baker (Chairman), Hutchins, Bell and Oki. Our Nominating and Governance Committee considers and recommends candidates for election to our Board, advises our Board on director compensation, oversees performance evaluations of our Board and Board committees and advises our Board on corporate governance matters. All members of our Nominating and Governance Committee are independent directors as required by the listing standards of the Nasdaq Global Market.

Our Nominating and Governance Committee will consider and recommend candidates for election to our Board. The Committee will also consider candidates for election to our Board submitted by shareholders. Each member of the committee participates in the review and discussion of director candidates. In addition, a member of our Board of Directors who is not on the committee may meet with and evaluate the suitability of candidates. In making its selections of candidates to recommend for election, the committee will seek persons who have achieved prominence in their field and who possess significant experience in areas of importance to our company. The minimum qualifications that our Nominating and Governance Committee will require in any nominated candidate will include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to our affairs. Candidates would also need to demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all our shareholders rather than those of a specific constituency. Successful candidates will also need to demonstrate significant experience in areas of importance to our company, such as general management, finance, marketing, technology, law, international business or public sector activities

In 2007, the Board adopted a written Nominating and Governance Committee Charter.  It is available on the Company’s website at www.point360.com.

Compensation Committee

The Compensation Committee of our Board of Directors is comprised of Messrs. Oki (Chairman), Hutchins, Bell and Baker. Our Compensation Committee has oversight responsibility for the compensation programs for our executive officers and other employees. All members of our Compensation Committee are independent directors as required by (1) the listing standards of the Nasdaq Global Market, (2) relevant federal securities laws and regulations, including Section 16 of the Securities Exchange Act of 1934, and (3) Section 162(m) of the Internal Revenue Code of 1986.  A copy of the Compensation Committee’s Charter is on the Company’s website at www.point360.com.

Director Independence and Meetings

The Board of Directors has determined that each director other than the Company’s Chief Executive Officer, Haig S. Bagerdjian, is “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market, Inc., and that each member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee is “independent” within the meaning of Rule 5605(a)(2).

During the fiscal year ended June 30, 2009, the Board of Directors held six meetings.  The Audit, Nominating and Governance and Compensation Committees held five, one and three meetings, respectively, during the fiscal year ended June 30, 2009, either separately or in conjunction with regular meetings of the Board of Directors.  During fiscal 2009, each director attended all of meetings of the Board and of committees of the Board on which he served during his respective term as a director.

Director Nominee Criteria and Process

The Nominating and Governance Committee will consider shareholder nominations for candidates for membership on the Board.  In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Point.360
2777 N. Ontario Street
Burbank, CA 91504

The Nominating and Governance Committee believes that members of the Board should have the highest professional and personal ethics and values.  They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Each director must represent the interests of all shareholders.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director.  The Nominating and Governance Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons.  These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.  As described above, the Nominating and Governance Committee considers shareholder nominations for candidates for the Board.  If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee.  The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

All five of the director nominees identified in this proxy statement currently serve as directors of the Company and were elected as directors at the Company’s last annual meeting of shareholders.

Shareholder Communications with the Board of Directors

Any shareholder who desires to communicate with the entire Board of Directors or with specified directors should send a letter to the Company’s Corporate Secretary at the Company’s address listed above under “Director Nominee Criteria and Process”.  All such letters will be sent to all Board members or, if applicable, to the directors specified by the shareholder.

Directors’ Attendance at Annual Shareholder Meetings

Directors are encouraged by the Board to attend annual meetings of the Company shareholders.  All directors attended the last annual meeting of shareholders.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company is comprised of three independent directors, who have signed this report, and the Audit Committee operates under a written charter. The purpose of the Audit Committee is to monitor the integrity of the financial statements of the Company, review the Company’s internal accounting procedures and controls, oversee the independence, qualification and performance of the Company’s independent accountants, and appoint the independent accountants.

The Board of Directors has determined that Messrs. Baker, Oki and Bell are independent (within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market, Inc. and Section 10A(m)(3) of the Securities Exchange Act of 1934 and applicable rules of the Securities and Exchange Commission).  The Board has also determined that Messrs. Baker, Bell and Oki are each an “audit committee financial expert” under applicable Securities and Exchange Commission rules.

During fiscal year 2009, the Audit Committee met with the senior members of the Company’s management team and the Company’s independent accountants. The Audit Committee also met separately with the Company’s independent accountants and separately with the Company’s Chief Financial Officer. The parties discussed financial management, accounting and internal controls.

The Audit Committee appointed the Company’s independent accountants and reviewed with the Company’s financial management and the independent accountants the overall audit scope and plans, the results of internal and external audit examinations, evaluations by the accountants of the Company’s internal controls and the quality of the Company’s financial reporting.

The Audit Committee reviewed and discussed the audited financial statements included in the Company’s Annual Report with the Company’s management including, without limitation, a discussion of the quality and not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements as well as in Management’s Discussion and Analysis of Results of Operations and Financial Condition. In addressing the reasonableness of management’s accounting judgments, members of the Audit Committee asked for and received management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and accountants their general preference for conservative policies when a range of accounting options is available.

            In its meeting with representatives of the independent accountants, the Audit Committee asked for and received responses to several questions that the Audit Committee believes are particularly relevant to its oversight. These questions included (i) whether there were any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the accountants themselves prepared and been responsible for the financial statements; (ii) whether, based on the auditors’ experience and their knowledge of the Company, the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements; and (iii) whether, based on their experience and their knowledge of the Company, they believe the Company has implemented internal controls that are appropriate for the Company.

The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, “Communications with Audit Committees,” as amended by Statement of Auditing Standards No. 90, “Audit Committee Communications.”  The Audit Committee also reviewed the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the accountants their independence, and concluded that the non-audit services performed by the accountants are compatible with maintaining their independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 filed with the SEC.

Audit Committee

Robert A. Baker
Sam P. Bell
G. Samuel Oki

CODE OF ETHICS

On May 30, 2007, the Company adopted a Code of Ethics (the “Code”) applicable to the Company’s Chief Executive Officer, Chief Financial Officer and all other employees.  Among other provisions, the Code sets forth standards for honest and ethical conduct, full and fair disclosure in public filings and shareholder communications, compliance with laws, rules and regulations, reporting of code violations and accountability for adherence to the Code.  The text of the Code has been posted on the Company’s website (www.point360.com).  A copy of the Code can be obtained free-of-charge upon written request to:

Corporate Secretary
Point.360
2777 North Ontario Street
Burbank, CA 91504

If the Company makes any amendment to, or grant any waivers of, a provision of the Code that applies to our principal executive officer or principal financial officer and that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons for the amendment or waiver on our website.

MANAGEMENT

Executive Officers and Directors

The directors, director nominees and executive officers of the Company are as follows:

Name	Age	Position

Haig S. Bagerdjian	53	Chairman of the Board of Directors, President and Chief Executive Officer

Alan R. Steel	64	Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary

Robert A. Baker	70	Director

Greggory J. Hutchins	48	Director

Sam P. Bell	73	Director

G. Samuel Oki	58	Director

HAIG S. BAGERDJIAN became Chairman of the Board of Old Point.360 (our predecessor company) in September 2001 and was appointed President and Chief Executive Officer in October 2002. He was appointed to these positions with the Company in April 2007.  He was Executive Vice President of Syncor International Corporation, a leading provider of radiopharmaceuticals, comprehensive nuclear pharmacy services and medical imaging services, from 1991 to 2002.  From 1987 to 1991, he served in several executive level positions at Calmark Holding Corporation.  He also was General Counsel for American Adventure, Inc., which was a subsidiary of Calmark Holding.  Mr. Bagerdjian received a J.D. from Harvard Law School and is admitted to the State Bar of California.  Mr. Bagerdjian is a director of Innodata-Isogen, Inc.

ALAN R. STEEL became Executive Vice President, Finance and Administration and Chief Financial Officer of Old Point.360 in November 2000.  He was appointed to these positions with the Company in April 2007.  From 1994 to 2000, Mr. Steel was Vice President, Finance and Chief Financial Officer of Advanced Machine Vision Corporation, a NASDAQ listed company involved in research, development, manufacturing and sales of sophisticated vision sorting and defect removal equipment for food, paper, tobacco and other markets. From 1983 to 1994, Mr. Steel was Vice President and Chief Financial Officer of DDL Electronics, Inc., a New York Stock Exchange listed company in the electronics industry.  Mr. Steel served as controller of DDL from 1980-1983.  Mr. Steel was previously a financial manager for Atlantic Richfield Company and a certified public accountant with Arthur Andersen & Co.

ROBERT A. BAKER is the President and Chief Executive Officer of RAB Associates, a Los Angeles, California-based firm specializing in financial reorganizations, crisis management and equity receiverships, which he founded in 1974.  Prior to establishing RAB Associates, Mr. Baker was the President and CEO of American Management Company, a management consulting firm specializing in computer system design and programming.

GREGGORY J. HUTCHINS is a tax partner at Holthouse Carlin & Van Trigt, LLP, a public accounting firm.  Prior to joining Holthouse Carlin & Van Trigt in January 1993, Mr. Hutchins served as Senior Tax Manager for KPMG Peat Marwick, managing corporate and high net worth individual clients from August 1984 until December 1992.

SAM P. BELL was President of Los Angeles Business Advisors (LABA) from 1996 to 2004, at which time, LABA ceased operations.  LABA was comprised of 30 chief executive officers of major companies in the Los Angeles region and focused on high impact projects where their collective resources could be utilized to positively influence the economic vitality of the area.  Prior to joining LABA, Mr. Bell was Area Managing Partner of Ernst & Young, certified public accountants, for the Pacific Southwest Region, retiring in 1996 after 39 years with the firm.  Mr. Bell currently serves, or has served in the past, in high level positions for numerous charitable and educational concerns, and is a current panel member for the NASDAQ in reviewing filing issues for NASDAQ-listed companies.  Mr. Bell is currently a board member of TCW Strategic Income Fund, Inc., TCW Funds and Broadway National Bank.

G. SAMUEL OKI has served as President of Meta Information Services, Inc., a database and information management services enterprise, since 1982.  Mr. Oki is also active as an officer and board member of a number of closely held companies in the electronic information management sector.  Mr. Oki has a B.S. degree in Horticulture from Colorado State University and an M.B.A. from the University of Southern California.

Each executive officer serves in office at the discretion of the Board of Directors, subject to the terms of any employment agreement that may be entered into with such officer.

Compensation of Directors

Each director who is not an employee of the Company is paid a cash fee of $3,750 per quarter, $1,000 for each meeting attended in person and $500 for each meeting attended telephonically.  Board committee members receive $500 for each meeting not held in conjunction with a Board meeting. The chairman of the audit committee receives $7,500 per year, and chairmen of compensation and nominating and corporate governance committees receive $4,000 and $3,000, per year, respectively.  Each director also receives an annual fully-vested stock option grant to purchase 7,500 shares at an exercise price equal to the fair market value on the date of any annual meeting at which the director is reelected to the Board.  Members of the Board who are not employees of the Company receive options to purchase 15,000 shares of Common Stock upon their initial election to the Board.  These options vest in 50% increments over the two-year period following the date of grant.  Directors are also reimbursed for travel and other reasonable expenses relating to meetings of the Board.

The following table sets forth for each director who is not also a named executive in the Summary Compensation Table, compensation for the year ended June 30, 2009:

Director Compensation
	Fees Earned or	Option
Name	Paid in Cash ($)	Awards ($)(1)	Total ($)
Robert A. Baker	$24,000	$3,900	$27,900
Greggory J. Hutchins	20,500	3,900	24,400
Sam P. Bell	28,500	3,900	32,400
G. Samuel Oki	25,000	3,900	28,900

(1) Represents compensation expense incurred in fiscal 2009 in connection with the grant of options to purchase 7,500 shares of common stock granted to each of the named directors on November 12, 2008, calculated in accordance with SFAS 123 (R). For information regarding the valuation assumptions used with respect to the option grants, see Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended June 30, 2009.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation for the Chief Executive Officer (“CEO”) and the Chief Financial Officer for the two years ended June 30, 2009.  No other executive officer’s total compensation for the year ended June 30, 2009 exceeded $100,000.
Name and Principal Position	Year	Salary ($)	Bonus	Option Awards ($)(1)	All Other Compensation(2)	Total ($)

Haig S. Bagerdjian	2009	$382,000	$60,000	$89,000	$38,000	$569,000
Chairman, President and	2008	$367,000	$310,000	$32,000	$27,000	$736,000
Chief Executive Officer

Alan R. Steel	2009	$265,000	$30,000	$39,000	$29,000	$363,000
Executive Vice President, Finance and Administration, Chief Financial Officer, and Secretary	2008	$241,000	$180,000	$14,000	$18,000	$453,000

(1) Represents compensation expense incurred in connection with the grant of options to purchase shares of common stock granted to Mr. Bagerdjian and Mr. Steel calculated in accordance with SFAS 123 (R).  For information regarding the valuation assumptions used with respect to the option grants, see Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended June 30, 2009.

(2) Amounts consist of annual contributions made to the Company’s 401(k) plan, health insurance premiums and automobile expenses paid by the Company for the benefit of the named executive officer.

Options Granted in the year ended June 30, 2009

Stock option awards granted to the executive officers named in the Summary Compensation Table during the year ended June 30, 2009 were as follows:

Grants of Plan-Based Awards
Name	All other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/sh.)	Grant Date Fair Value of Stock and Option Awards
Haig S. Bagerdjian	120,000	$1.20	$44,000

Alan R. Steel	52,500	$1.20	$19,000

(1) Options were granted on February 12, 2009.  Options will vest 25% on each of the first four anniversary dates of the grant.

All options in the above table were unexercised as of June 30, 2009.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the options held by each of the Company’s executive officers who are named in the Summary Compensation Table as of  June 30, 2009.

	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date

Haig S. Bagerdjian	100,000	300,000	$1.79	2/13/13
	-	120,000	$1.20	2/12/14

Alan R. Steel	43,750	131,250	$1.79	2/13/13
	-	52,500	$1.20	2/12/14

(1)  All options vest 25% annually beginning on the first anniversary of the grant date.

Equity Incentive Plan

Point.360’s Board of Directors has adopted the Point.360 2007 Equity Incentive Plan (the “Plan”).  Up to 2,000,000 shares of our common stock may be issued under the Plan.  Pursuant to the Plan, officers, non-employee directors and employees of Point.360, as well as other persons who render services to or are otherwise associated with Point.360, are eligible to receive incentive and/or nonqualified stock options.  The Plan expires in April 2017.  The Plan is administered by the Board of Directors.  The selection of participants, allotments of shares, determination of price and other conditions or purchase of options will be determined by the Board or a Stock Option Committee appointed by the Board at its sole discretion in order to attract and retain persons instrumental to the success of Point.360.  Incentive stock options granted under the Plan are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the common stock on the date of the grant, except that the term of an incentive stock option granted under the Plan to shareholder owning more than 10% of the voting power of  Point.360 on the date of grant may not exceed five years and its exercise price may not be less than 110% of the fair market value of the common stock on the date of the grant.  Non-qualified options granted under the Plan may not be granted at less than the fair market value of the common stock on the date of grant.

        The following table sets forth information regarding the securities authorized for issuance under our equity compensation plan as of June 30, 2009:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a)

Equity compensation plans approved by shareholders	1,322,025	$1.66	677,975

Equity compensation plans not approved by shareholders	-	$-	-

Severance Agreements

The Company has entered into severance agreements with Messrs. Bagerdjian and Steel.  The agreements provide that if Mr. Bagerdjian or Mr. Steel is terminated following a change in control during the term of the agreements other than for cause, disability or without good reason (as defined), then Mr. Bagerdjian and Mr. Steel shall receive a severance payment equal to 275% and 200%, respectively, of the sum of (i) base salary and (ii) the higher of (x) the average bonus earned during the preceding three years or (y) the target annual bonus for the year in which the termination occurs.  If terminated under the severance agreement, Mr. Bagerdjian and Mr. Steel would also receive employee benefits for specified periods of time.  Furthermore, previously granted stock options shall vest fully.  Under certain circumstances, amounts paid pursuant to the severance agreements will be subject to a tax gross-up payment if such amounts are subject to an excise tax as contemplated by Section 280G of the Internal Revenue Code.  For purposes of the severance agreements, a change of control shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 35% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell, lease, exchange or transfer substantially all of its assets to another corporation, entity or person which is not a wholly-owned subsidiary, (iv) a  person (other than Executive), as defined in Sections 13(d) and 14 (d) of the Exchange Act, shall acquire 35% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record, in a single transaction or a series of related transactions by one person or more than one person acting in concert), or (v) the shareholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company.

Assuming that a triggering event occurred on June 30, 2009, severance amounts payable would have been $1,925,000 and $864,000 for Messrs. Bagerdjian and Steel, respectively, plus life, disability and health insurance benefits for 33 months immediately following the date of termination.  The value of such benefits is estimated to be $17,000 and $23,000 for Messrs. Bagerdjian and Steel, respectively, based on the cost of such benefits on June 30, 2009.

Indemnification of Officers and Directors

Point.360’s Articles of Incorporation limit the liability of our directors. As permitted by the California General Corporation Law, directors will not be liable to Point.360 for monetary damages arising from a breach of their fiduciary duty as directors in certain circumstances. Such limitation does not affect liability for any breach of a director’s duty to Point.360 or its shareholders (1) with respect to approval by the director of any transaction from which he derives an improper personal benefit, (2) with respect to acts or omissions involving an absence of good faith, that he believes to be contrary to the best interest of Point.360 or our shareholders, that involve intentional misconduct or a knowing culpable violations of law, that constitute an unexcused pattern or inattention that amounts to an abdication of his duty to Point.360 or our shareholders, or that show a reckless disregard for his duty to Point.360 or our shareholders in circumstances in which he was, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to Point.360 or our shareholders, or (3) based on transactions between Point.360 and our directors or another corporation with interrelated directors or on improper distribution, loans or guarantees under applicable sections of the California General Corporation Law. Such limitation of liability also does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Bylaws state that, to the maximum extent permitted by the California General Corporation Law and by our Articles of Incorporation, we will indemnify each of our officers and directors and may indemnify each of our other agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of Point.360. Our Bylaws also state that the indemnification provided by the Bylaws will not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the Bylaws or any agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and that no provision of the Bylaws will limit or prohibit indemnification by us to the fullest extent permitted by California law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our officers and directors pursuant to the provisions described above, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

During the year ended June 30, 2009, the Company paid $59,000 to Holthouse Carlin & Van Trigt LLP (“HCVT”) for preparation of tax returns and other tax related services. Mr. Hutchins is a partner in HCVT.

The Board of Directors has determined that each director other than the Company’s Chief Executive Officer, Haig S. Bagerdjian, is “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market, Inc., and that each member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee is “independent” within the meaning of Rule 4200(a)(15).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 30, 2009, by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each of Point.360’s directors and director nominees; (iii) each executive officer identified in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group:

Name of Beneficial Owner	Total number of shares beneficially owned	Percentage of Class

Haig S. Bagerdjian(1)	4,141,017	39.1%
Robert A. Baker	25,250	*
Greggory J. Hutchins	52,250	*
Sam P. Bell	33,750	*
G. Samuel Oki	37,350	*
Alan R. Steel	96,050	*

All directors and executive officers as a group	4,385,667	41.3%

Millenco, L.L.C. (2)	559,131	5.3%

* Less than 1%.
(1)   Includes vested stock options of 100,000 shares and 586,957 shares which Mr. Bagerdjian has the right to purchase.
(2)   Millenco, L.L.C.’s business address is 666 Fifth Avenue, 8th Floor, New York, New York 10103.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934 and rules promulgated thereunder, the Company’s directors, executive officers, and any person holding beneficially more than 10% of the Company’s common stock are required to report their ownership of the Company’s securities and any changes in that ownership to the Securities and Exchange Commission and to file copies of the reports with the Company.   Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failures to file by these dates during the last fiscal year.

Based upon a review of filings with the SEC and written representations that no other reports were required, the Company believes that all of its directors, executive officers and persons owning more than 10% of the Company’s common stock complied during the year ended June 30, 2009 with the reporting requirements of Section 16(a) of the Exchange Act.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Singer Lewak LLP (“Singer Lewak”) examined, as independent auditors, the financial statements of the Company for the years ended June 30, 2009 and 2008.  The following table shows the fees billed to us by Singer Lewak for the audit and other services rendered by Singer Lewak during these periods.  The Audit Committee has determined that the non-audit services rendered by Singer Lewak were compatible with maintaining Singer Lewak’s independence.

	2009	2008
Audit Fees (1)	$217,000	$177,000
Audit-Related Fees (2)	27,000	99,000
Total	$244,000	$276,000

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations, and services rendered in connection with the audit of the portion of the business sold to DG FastChannel, Inc.

All audit related and other services rendered by Singer Lewak were pre-approved by the Audit Committee.  The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by Singer Lewak.  The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.  Pursuant to this policy, the Board delegated such authority to the Chairman of the Audit Committee.  All pre-approval decisions must be reported to the Audit Committee at its next meeting if not approved in conjunction with an Audit Committee Meeting.

We do not anticipate that any representative of Singer Lewak will attend the Annual Meeting of Shareholders.  The Company has not yet engaged Singer Lewak or any other independent auditors to examine the Company’s financial statements for the year ending June 30, 2010 in light of the fact that only three months have elapsed in the 2010 fiscal year.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the proxy statement entitled “Audit Committee Report” shall not be deemed to be incorporated, unless specifically otherwise provided in such filing.

SHAREHOLDER PROPOSALS AT THE NEXT
ANNUAL MEETING OF SHAREHOLDERS

Shareholders of the Company who intend to submit proposals to the Company’s shareholders for inclusion in the Company’s proxy statement and form of proxy relating to the next annual meeting of shareholders must submit such proposals to the Company no later than June 11, 2010 in order to be included in the proxy materials.  Shareholder proposals should be submitted to the Corporate Secretary, Point.360, 2777 N. Ontario Street, Burbank, CA 91504.

For any proposal that is not submitted for inclusion in next year’s proxy statement but is instead sought to be presented directly at the 2010 annual meeting, Securities and Exchange Commission rules permit the persons named in the Company’s form of proxy for the next annual meeting to vote proxies in their discretion if the Company (1) receives notice of the proposal before August 25, 2010 and advises shareholders in the 2010 proxy statement about the nature of the matter and how the proxy holders intend to vote or (2) does not receive notice of the proposal before August 25, 2010.  Notices of intention to present proposals directly at the 2009 annual meeting should be submitted to the Corporate Secretary, Point.360, 2777 N. Ontario Street, Burbank, CA 91504.

OTHER MATTERS

If any matters not referred to in this proxy statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. The Board of Directors is not aware of any such matters that may be presented for action at the meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge a copy of its Annual Report on Form 10-K for the fiscal year ended June 30, 2009, as filed with the Securities an Exchange Commission, including the financial statements and financial statement schedules thereto, to any shareholder desiring a copy.  Shareholders may write to the Company at:

Point.360
Attn: Corporate Secretary
2777 N. Ontario Street
Burbank, CA 91504.

By Order of the Board of Directors,

/s/ Alan R. Steel
Alan R. Steel
Executive Vice President,
October 9, 2009	Finance and Administration

ANNUAL MEETING OF SHAREHOLDERS OF

# POINT.360

**November 19, 2009**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**: The Notice of Meeting, proxy statement and proxy card are available at http://finance.yahoo.com/q/sec?s=PTSX

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20500000000000000000 3 111909

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of five directors for a one year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Haig S. Bagerdjian
- ○ Robert A. Baker
- ○ Greggory J. Hutchins
- ○ Sam P. Bell
- ○ G. Samuel Oki

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. AS TO ANY OTHER MATTER COMING BEFORE THE MEETING, EACH OF THE PERSONS AUTHORIZED AS PROXIES HEREWITH IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH MATTER. THE VOTING POWER GRANTED TO THE PROXY HOLDERS INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXY HOLDERS.**

**PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.**

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

# POINT.360

**November 19, 2009**

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, proxy statement and proxy card
are available at - {Insert web address where material will be hosted}

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20500000000000000000 3 111909

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of five directors for a one year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Haig S. Bagerdjian
- ○ Robert A. Baker
- ○ Greggory J. Hutchins
- ○ Sam P. Bell
- ○ G. Samuel Oki

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. AS TO ANY OTHER MATTER COMING BEFORE THE MEETING, EACH OF THE PERSONS AUTHORIZED AS PROXIES HEREWITH IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH MATTER. THE VOTING POWER GRANTED TO THE PROXY HOLDERS INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXY HOLDERS.**

**PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.**

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# POINT.360

## ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 19, 2009

## THIS PROXY IS SOLICITED ON BEHALF OF POINT.360

**As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.**

The undersigned hereby appoints Haig S. Bagerdjian and Alan R. Steel and each of them, with full power of substitution, as proxies and with all powers the undersigned would possess if personally present, to vote all of the shares of Common Stock, no par value per share (the "Common Stock"), of Point.360 (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on Thursday, November 19, 2009, and at any adjournments or postponements thereof, at the facilities of the TroyGould PC, located at 1801 Century Park East, Los Angeles, CA 90067, as directed herein upon the matters set forth on the reverse side hereof and described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and upon such other matters as may properly be brought before such meeting according to their sole discretion.

Receipt of the Notice of Annual Meeting and the Proxy Statement is hereby acknowledged.

**(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)**

14475